UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2023 (June 12, 2023)

PROSPECTOR CAPITAL CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39845	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1250 Prospect Street, Suite 200
La Jolla, California	92037
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 396-7700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-third of one redeemable warrant	PRSRU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	PRSR	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	PRSRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into A Material Definitive Agreement

Business Combination Agreement

On June 12, 2023, Prospector Capital Corp., a Cayman Islands exempted company (“Prospector”), entered into a Business Combination Agreement (as the same may be amended, supplemented or otherwise modified from time to time, the “BCA”), with LeddarTech Inc., a corporation existing under the laws of Canada (“LeddarTech”), and LeddarTech Holdings Inc., a company incorporated under the laws of Canada and a wholly owned subsidiary of LeddarTech (“Newco”). LeddarTech, founded in 2007 and headquartered in Québec, Canada, is an automotive advanced driver assistance and autonomous driving software company that offers low-level sensor fusion and perception solutions. In its first ten years, LeddarTech focused its business on software and signal processing for smart sensing solutions. Commencing in 2022, LeddarTech began to focus its business on pure-play automotive software for low-level fusion and perception. The BCA and the transactions contemplated thereby were unanimously approved by the boards of directors of each of Prospector and LeddarTech.

The Business Combination

The BCA contemplates that the business combination among Prospector, LeddarTech and Newco will be completed through the following series of transactions:

●	Prospector will continue as a corporation existing under the laws of Canada (the “Continuance” and Prospector as so continued, “Prospector Canada”);

●	Prospector Canada and Newco will amalgamate (the “Prospector Amalgamation” and Prospector Canada and Newco as so amalgamated, “Amalco”);

●	the preferred shares of LeddarTech will convert into common shares of LeddarTech and, on the terms and subject to the conditions set forth in a plan of arrangement (the “Plan of Arrangement”), Amalco will acquire all of the issued and outstanding common shares of LeddarTech from LeddarTech’s shareholders in exchange for common shares of Amalco having an aggregate equity value of $200 million (valued at $10.00 per share) plus an amount equal to the aggregate exercise price of LeddarTech’s outstanding “in the money” options immediately prior to the Prospector Amalgamation (the “Share Exchange”) plus additional Amalco “earnout” shares (with the terms set forth in the BCA);

●	LeddarTech and Amalco will amalgamate (the “Company Amalgamation” and LeddarTech and Amalco as so amalgamated, the “Surviving Company”); and

●

in connection with the Company Amalgamation, the securities of Amalco will convert into an equivalent number of corresponding securities in the Surviving Company (other than as described below with respect to the Prospector Class B Shares) and each of LeddarTech’s equity awards (other than options to purchase LeddarTech’s class M shares) will be cancelled for no compensation or consideration and LeddarTech’s equity plans will be terminated (and the options to purchase LeddarTech’s class M shares will become options to purchase Surviving Company Shares).

The Continuance, the Prospector Amalgamation, the Share Exchange, the Company Amalgamation and the other transactions contemplated by the BCA are hereinafter referred to as the “Business Combination”.

In connection with the Business Combination, Prospector, LeddarTech and Newco will prepare, and Newco (as predecessor to the Surviving Company) will file with the U.S. Securities and Exchange Commission (the “SEC”), a registration statement on Form F-4 that will include a document that will serve as both a prospectus of Newco and a proxy statement of Prospector (the “Registration Statement”). Newco expects to file the Registration Statement by early July 2023.

The Business Combination is expected to close by the fourth quarter of 2023, subject to the receipt of the required approvals by Prospector’s shareholders and the satisfaction of certain customary closing conditions described below.

Representations and Warranties; Covenants

The BCA contains representations and warranties of each of the parties thereto that are customary for transactions of this type, including with respect to the operations of Prospector, LeddarTech and Newco. In addition, the BCA contains customary pre-closing covenants, including the obligation of LeddarTech to conduct its business in the ordinary course consistent with past practice and to refrain from taking specified actions, subject to certain exceptions. LeddarTech has agreed to adopt an equity incentive plan effective upon closing of the Business Combination (the “Closing”), as described in the BCA.

Governance

The parties have agreed to take all action within their power as may be necessary or appropriate such that, effective immediately after the Closing, the Surviving Company board of directors will consist of at least seven directors, including four current directors of LeddarTech (who include two Prospector nominees), one current officer of LeddarTech and one Investissement Québec (“IQ”) nominee.

Conditions to Closing

The obligation of Prospector, LeddarTech and Newco to consummate the Business Combination is subject to certain closing conditions, including, but not limited to, (i) the expiration or termination of the applicable waiting period under certain non-U.S. antitrust laws, (ii) the approval of Prospector’s shareholders, (iii) the approval of LeddarTech’s shareholders, (iv) the final order of the Superior Court of Québec pursuant to Section 192(4) of the Canada Business Corporations Act (the “CBCA”) having been granted and not set aside or modified in a manner unacceptable to the parties and (v) the Registration Statement becoming effective.

In addition, the obligation of Prospector to consummate the Business Combination is subject to the fulfillment of other closing conditions, including, but not limited to, (i) the representations and warranties of LeddarTech and Newco being true and correct to the standards applicable to such representations and warranties set forth in the BCA and each of the covenants and agreements of LeddarTech and Newco set forth in the BCA having been performed or complied with in all material respects and (ii) no Company Material Adverse Effect (as defined in the BCA) having occurred.

The obligation of LeddarTech to consummate the Business Combination is also subject to the fulfillment of other closing conditions, including, but not limited to, (i) the representations and warranties of Prospector being true and correct to the standards applicable to such representations and warranties set forth in the BCA and each of the covenants and agreements of Prospector set forth in the BCA having been performed or complied with in all material respects, (ii) no Prospector Material Adverse Effect (as defined in the BCA) having occurred and (iii) immediately after the Closing, the aggregate cash proceeds actually received (or deemed received) by LeddarTech, Amalco or the Surviving Company in respect of the Financing (as defined below), together with any funds in the Trust Account, shall be equal to or greater than $43,000,000.

Concurrently with the execution of the BCA, certain shareholders of LeddarTech representing more than the requisite votes necessary to approve the Business Combination entered into a consent and waiver of shareholders pursuant to which each such shareholder agreed to, among other things, vote to approve the Business Combination and the related transactions.

Redemption Offer

Pursuant to its governing documents, Prospector will be providing the holders of its Class A ordinary shares, par value $0.0001 per share (the “Prospector Class A Shares”), the right to redeem all or a portion of their Prospector Class A Shares in connection with the Business Combination (the “Prospector Shareholder Redemption”).

Prospector will issue at the Closing, as a dividend, following the Prospector Shareholder Redemption and prior to the Continuance, to each holder of Prospector Class A Shares that elects not to participate in the redemption (a “Non- Redeeming Shareholder”) one additional Prospector Class A Share for each non-redeemed Prospector Class A Share held by such Non- Redeeming Shareholder (the “Prospector Share Issuance”).

Following the Prospector Shareholder Redemption but prior to the Prospector Share Issuance, the Prospector Class A Shares and the warrants comprising each issued and outstanding unit of Prospector immediately prior to the Prospector Share Issuance shall be automatically separated.

Termination

The BCA may be terminated under certain customary and limited circumstances prior to the Closing (i) by mutual written consent of Prospector and LeddarTech; (ii) by Prospector if the representations and warranties of LeddarTech are not true and correct or if LeddarTech fails to perform any covenant or agreement set forth in the BCA such that certain conditions to Closing cannot be satisfied and the breach or breaches of such representations or warranties or the failure to perform such covenant or agreement, as applicable, are not cured or cannot be cured within certain specified time periods; (iii) by LeddarTech if the representations and warranties of Prospector are not true and correct or if Prospector fails to perform any covenant or agreement set forth in the BCA such that certain conditions to Closing cannot be satisfied and the breach or breaches of such representations or warranties or the failure to perform such covenant or agreement, as applicable, are not cured or cannot be cured within certain specified time periods; (iv) subject to certain limited exceptions, by either Prospector or LeddarTech if the Business Combination is not consummated by December 31, 2023; (v) by either Prospector or LeddarTech if any governmental entity has issued an order prohibiting the transaction; (vi) by either Prospector or LeddarTech if Prospector’s shareholders meeting has been held and has concluded and the approval by Prospector’s shareholders of the Business Combination shall not have been obtained and (vii) by either Prospector or LeddarTech if the approval by LeddarTech’s shareholders in respect of the special resolution relating to the arrangement under Section 192 of the CBCA on the terms and subject to the conditions set out in the Plan of Arrangement shall not have been obtained.

If the BCA is validly terminated, and except in the case of any willful or material breach of any covenant or agreement or fraud (involving scienter), none of the parties to the BCA will have any liability or any further obligation under the BCA other than customary confidentiality obligations.

A copy of the BCA is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the BCA is qualified in its entirety by reference thereto. The BCA contains representations, warranties, covenants and agreements that the respective parties made to each other as of the date of the BCA or other specific dates. The assertions embodied in those representations, warranties, covenants and agreements were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The representations, warranties, covenants and agreements in the BCA are also modified in important part by the underlying disclosure schedules which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to shareholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts. Prospector does not believe that these schedules contain information that is material to an investment decision.

Financing

Prior to the execution of the BCA, LeddarTech entered into a subscription agreement (the “Subscription Agreement”) with certain investors (the “Investors”), pursuant to which the Investors agreed to purchase convertible notes of LeddarTech (upon execution of the BCA) and Newco (upon closing of the BCA) in an aggregate principal amount of at least $43,000,000 (the “Financing”). FS LT Holdings LP (“FS Investors”), an affiliate of Prospector Sponsor LLC, Prospector’s sponsor (the “Sponsor”), and the Sponsor are participants in the Financing and are investing $17,025,000 in the Financing. Derek Aberle, the Chief Executive Officer of Prospector, is investing $210,000 in the Financing. Existing shareholders of LeddarTech and their affiliates (including the Sponsor) have agreed to purchase all of the securities issued in the Financing.

The issuance of the first tranche (“Tranche A”) of the Financing occurred on June 13 (with one Investor funding on June 14) and was contingent upon, among other things, the execution of the BCA. The Subscription Agreement provides that each Tranche A Investor received (a) a secured convertible note issued by LeddarTech in a principal amount equal to such Investor’s Tranche A investment and convertible into Class D-1 preferred shares of LeddarTech before the Closing or if the Closing does not occur (the “Class D-1 Preferred Shares”) or into common shares of the Surviving Company after the Closing, as its successor, as provided in the Subscription Agreement, and (b) a warrant certificate entitling such Investor to purchase Class D-1 Preferred Shares at an exercise price of $0.01 per share at any time prior to the date that is fourteen calendar days after the conditions of LeddarTech and the Investors to consummate the Tranche A transaction have been met, representing 2.75 Class D-1 Preferred Shares for each $100.00 of the Tranche A investment paid by such Investor under the Subscription Agreement.

The issuance of the second tranche (“Tranche B”) of the Financing is contingent upon, among other things, the substantially concurrent consummation of the Business Combination. The Subscription Agreement provides that each Tranche B Investor will receive a secured convertible note issued by LeddarTech in a principal amount equal to such Investor’s Tranche B investment and convertible into common shares of the Surviving Company, at an initial conversion price of $10.00 per share as provided in the Subscription Agreement.

Pursuant to the BCA, each of Prospector, LeddarTech and Newco agree that, if desirable, they will collaborate together so that LeddarTech may enter into subscription agreements to issue additional secured convertible notes.

The foregoing description of the Subscription Agreement and the Financing is subject to and qualified in its entirety by reference to the full text of the form of Subscription Agreement, a copy of which is attached as Exhibit 10.1 hereto, and the terms of which are incorporated herein by reference.

Sponsor Letter Agreement

Concurrently with the execution of the BCA, the Sponsor entered into a Sponsor Letter Agreement (the “Sponsor Letter Agreement”) with Prospector, LeddarTech, FS Investors and Newco, pursuant to which the Sponsor agreed to, among other things, (i) vote or cause to be voted (whether in person, by proxy or by action by written consents, as applicable) all of its Prospector Class B Shares in favor of the Business Combination; (ii) be bound by certain other covenants and agreements related to the Business Combination and (iii) waive the anti-dilution protection with respect to the Prospector Class B Shares (whether resulting from the Financing or otherwise), in each case, on the terms and subject to the conditions set forth in

Sponsor Letter Agreement.

The Sponsor Letter Agreement provides that 25% of Prospector’s Class B ordinary shares, par value $0.0001 per share (the “Prospector Class B Shares”), and 25% of the private placement warrants purchased by the Sponsor in Prospector’s initial public offering (the “Private Placement Warrants”) will be subject to a seven-year earn-out pursuant to which such Prospector Class B Shares and Private Placement Warrants will vest and convert into common shares and warrants of the Surviving Company in equal thirds upon the Surviving Company’s ordinary shares trading above $12.00, $14.00 and $16.00, respectively, for any 20 trading days within any consecutive 30 trading day period commencing at least 150 days following the Closing. The remaining 75% of the Prospector Class B Shares and private placement warrants will convert into common shares and warrants of the Surviving Company on a one-for-one basis and are not subject to an earn-out.

The Sponsor Letter Agreement also provides that for a period of three years after the Closing, the Surviving Company will indemnify, exonerate and hold harmless the Sponsor and its members, managers and officers from and against any and all actions, causes of action, suits, claims, liabilities, losses, damages and costs and out-of-pocket expenses in connection therewith (including reasonable attorneys’ fees and expenses) incurred by the Sponsor relating to the Business Combination and arising from the Sponsor’s ownership of equity interests of Prospector or its alleged, purported or actual control or ability to influence Prospector, up to a cap of $3.5 million in the aggregate.

The Sponsor Letter Agreement also provides that the individuals nominated for election or appointed as directors by or at the direction of the Surviving Company board of directors shall include (i) two members designated by FS Investors so long as FS Investors and the Sponsor in the aggregate beneficially own at least 20% of the outstanding Surviving Company Shares and (ii) one member designated by FS Investors thereafter until the date that FS Investors and the Sponsor in the aggregate beneficially own less than 10% of the outstanding Surviving Company Shares.

The foregoing description of the Sponsor Letter Agreement is subject to and qualified in its entirety by reference to the full text of the Sponsor Letter Agreement, a copy of which is attached as Exhibit 10.3 hereto, and the terms of which are incorporated herein by reference.

Registration Rights Agreement

Upon the Closing, the Surviving Company, the Sponsor, the Investors in the Financing and certain existing shareholders of LeddarTech (together with the Investors, the “New Holders”) will enter into a registration rights agreement (the “Registration Rights Agreement”), pursuant to which, among other things, the Sponsor, IQ and the New Holders will be granted certain customary registration rights with respect to securities of the Surviving Company (the “Surviving Company Shares”).

With respect to the Investors, the Registration Rights Agreement provides that the Surviving Company Shares (other than any shares issuable upon conversion of any securities obtained through the Financing) will be subject to a lock-up for a period of six months following the Closing.

With respect to the New Holders other than the Investors, the Surviving Company Shares will be subject to a lock-up for a period of four years following the Closing. Surviving Company Shares held by certain investors are subject to such lock-up through the delivery by the investors of letters of transmittal.

With respect to the Sponsor, the Surviving Company Shares issued upon conversion of the Sponsor’s Prospector Class B Shares will be subject to certain transfer restrictions until six months following the Closing, and Surviving Company Shares issued upon conversion of the Sponsor’s private placement warrants will be subject to certain transfer restrictions until 30 days following the Closing.

The foregoing description of the Registration Rights Agreement is subject to and qualified in its entirety by reference to the full text of the form of Registration Rights Agreement, a copy of which is included as Exhibit 10.3 hereto, and the terms of which are incorporated herein by reference.

Investor Rights Agreement

Upon the Closing, NewCo and IQ will enter into an Investor Rights Agreement (the “Investor Rights Agreement”), pursuant to which, among other things, IQ will be granted certain rights with respect to the nomination of board members of the Surviving Company. IQ is a participant in the Financing and is investing $15,000,000 in the Financing.

The Investor Rights Agreement provides that so long as IQ holds more than 60% of the equity interests in the Company that it owns at closing of the Financing, IQ shall have the right to designate one individual for nomination for election of the Surviving Company board of directors subject to certain restrictions.

The foregoing description of the Investor Rights Agreement is subject to and qualified in its entirety by reference to the full text of the form of Investor Rights Agreement, a copy of which is included as Exhibit 10.4 hereto, and the terms of which are incorporated herein by reference.

Additional Information and Where to Find It

In connection with the proposed Business Combination, Prospector, LeddarTech and Newco will prepare, and Newco (as predecessor to the Surviving Company) will file with the SEC, the Registration Statement. Prospector, LeddarTech and Newco will prepare and file the Registration Statement with the SEC and Prospector will mail the Registration Statement to its shareholders and file other documents regarding the Business Combination with the SEC. This Form 8-K is not a substitute for any proxy statement, registration statement, proxy statement/prospectus or other documents Prospector or Newco may file with the SEC in connection with the Business Combination. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE REGISTRATION STATEMENT WHEN IT BECOMES AVAILABLE, ANY AMENDMENTS OR SUPPLEMENTS TO THE REGISTRATION STATEMENT, AND OTHER DOCUMENTS FILED BY PROSPECTOR OR NEWCO WITH THE SEC IN CONNECTION WITH THE BUSINESS COMBINATION BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the Registration Statement and other documents filed with the SEC by Prospector or Newco through the website maintained by the SEC at www.sec.gov.

No Offer or Solicitation

This Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities of Prospector or Newco, a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”).

Participants in the Solicitation

Prospector, LeddarTech and Newco, and certain of their respective directors, executive officers and employees, may be deemed to be participants in the solicitation of proxies in connection with the Business Combination. Information about the directors and executive officers of Prospector can be found in the Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on March 31, 2023. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies in connection with the Business Combination, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the Registration Statement and other relevant materials when they are filed with the SEC. These documents can be obtained free of charge from the source indicated above.

Caution Concerning Forward-Looking Statements

Certain statements contained in this Form 8-K may be considered forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Securities and Exchange Act of 1934, as amended, including statements regarding the Business Combination involving Prospector, LeddarTech and Newco, and the ability to consummate the Business Combination. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely”, “believe,” “estimate,” “project,” “intend,” and other similar expressions among others. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: (i) the risk that the conditions to the Closing of the Business Combination are not satisfied, including the failure to timely or at all obtain shareholder approval for the Business Combination or the failure to timely or at all obtain any required regulatory clearances, including under the HSR Act or of the Superior Court of Québec; (ii) uncertainties as to the timing of the consummation of the Business Combination and the ability of each of Prospector, LeddarTech and Newco to consummate the Business Combination; (iii) the possibility that other anticipated benefits of the Business Combination will not be realized, and the anticipated tax treatment of the Business Combination; (iv) the occurrence of any event that could give rise to termination of the Business Combination; (v) the risk that shareholder litigation in connection with the Business Combination or other settlements or investigations may affect the timing or occurrence of the Business Combination or result in significant costs of defense, indemnification and liability; (vi) changes in general economic and/or industry specific conditions; (vii) possible disruptions from the Business Combination that could harm LeddarTech’s business; (viii) the ability of LeddarTech to retain, attract and hire key personnel; (ix) potential adverse reactions or changes to relationships with customers, employees, suppliers or other parties resulting from the announcement or completion of the Business Combination; (x) potential business uncertainty, including changes to existing business relationships, during the pendency of the Business Combination that could affect LeddarTech’s financial performance; (xi) legislative, regulatory and economic developments; (xii) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism, outbreak of war or hostilities and any epidemic, pandemic or disease outbreak (including COVID-19), as well as management’s response to any of the aforementioned factors; and (xiii) other risk factors as detailed from time to time in Prospector’s reports filed with the SEC, including Prospector’s Annual Report on Form 10-K, periodic Quarterly Reports on Form 10-Q, periodic Current Reports on Form 8-K and other documents filed with the SEC. The foregoing list of important factors is not exhaustive. Neither Prospector nor LeddarTech can give any assurance that the conditions to the Business Combination will be satisfied. Except as required by applicable law, neither Prospector nor LeddarTech undertakes any obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibits

2.1†	Business Combination Agreement, dated as of June 12, 2023, by and among Prospector Capital Corp., LeddarTech Inc. and LeddarTech Holdings Inc.

10.1†	Subscription Agreement, dated as of June 12, 2023, by and among LeddarTech Inc. and the investors party thereto.

10.2	Sponsor Letter Agreement, dated as of June 12, 2023, by and among Prospector Sponsor LLC, Prospector Capital Corp., LeddarTech Inc. and LeddarTech Holdings Inc.

10.3	Form of Registration Rights Agreement.

10.4	Form of Investor Rights Agreement.

104	Cover Page Interactive Data File-Embedded within the inline XBRL document

†	Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 14, 2023	PROSPECTOR CAPITAL CORP.

	By:	/s/ Derek Aberle
	Name:	Derek Aberle
	Title:	Chief Executive Officer